                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  May 17, 2001


                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  0-16751                      54-1443350
(State of Incorporation)    (Commission File Number)(IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.    REGULATION FD DISCLOSURE

Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings. This presentation provides an overview of NTELOS' strategy, transactions and performance through the first quarter of 2001 and certain guidance for 2001.

The presentation is available on the company's website at www.ntelos.com.

NTELOS

Photo of products and customers.

Company Overview
-----------------

 .  Regionally-focused ICP concentrating on high-growth sectors
   -  PCS: 11.0MM pops
   -  Internet: 60 markets
   -  Wireline: CLEC (9 markets)
                Long Haul
                ILEC (3 markets)

 .  Long operating history, founded in 1897
   -  Public for over 30 years
   -  Wireless service since 1991

 .  Strong Local presence and brand

 .  Facilities-based

 .  Established "mid-stage" telco
   -  375,000 customers
   -  Over $510mm CAPEX from 1996-2000

 .  Fully-Funded Business Plan

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania

Established Regional ICP
------------------------

Invested Capital
----------------
($MM)

[Graph]


        PCS    Other    Total
        ---    ----     -----

1996    98.1   21.0     119.1
1997    68.1   22.2      90.3
1998    63.6   20.8      84.4
1999    61.5   43.6     105.1
2000    77.3   37.0     114.3


Customer Base
--------------
(000s)

[Graph]

           PCS       ILEC/CLEC        Internet
       Subscribers  Access Lines     Subscribers  Total
       -----------  ------------     -----------  -----

1996                  43.4              0.3       43.7
1997       23.8       45.5              4.8       74.1
1998       69.8       48.9              8.7      127.4
1999      122.1       59.3             47.3      228.7
2000      168.4       72.5             62.9      303.8
2001 1Q   186.1       75.6             65.8      327.5


Service Footprint
-----------------


              PCS
- -----------------------------
o  11,032,828 PCS pops
o  186,073 PCS subscribers
o  716 cell sites

            Wireline
- -----------------------------
o  51,823 ILEC access lines
o  23,738 CLEC access lines
o  65,760 Internet subscribers
o  1,500 deployed route miles by year-end


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing regions with:

PCS, CLEC and Internet
PCS & ISP
PCS
Richmond-Norfolk PCS
CLEC and ISP
ILEC

Transition and Integration - Virginia East (Formerly PrimeCo)
-------------------------------------------------------------

o  Organizational Integration Completed

o  Functional Transition Completed For:
   -  Human Resources
   -  Inside Sales
   -  Purchasing
   -  Branding Campaign
   -  New Service Plans
   -  Fraud Management
   -  Customer Care

o  Transition Scheduled for Mid-2001
   -  Pre-Pay Platform
   -  Billing Conversion


Picture of new customer care center - Portsmouth, VA

Fiber Network Expansion
-----------------------

o  1,500 deployed route miles; 32,000 fiber miles by year-end

o  Connectivity to major retail cities

o  Differentiating characteristics
   -  Wholesale Revenue Stream
   -  Significant operating cost reduction
   -  Significant increase in reliability

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing Fiber Network expansion plans at:

In service
Planned for 2001
Planned

Pro Forma PCS Statistics
---------------------------


Subscribers
------------
(000s)

[Graph]

        Alliances               Virginia East      Total
        ---------               -------------      -----
1Q 00     55.2                      86.4           141.6
2Q 00     63.5                      88.0           151.5
3Q 00     69.4                      88.3           157.7
4Q 00     80.7                      87.7           168.4
1Q 01     89.5                      96.6           186.1
2001E*   230.4                       9.0       230.4 - 239.4

* 2001 Guidance Range


Revenues and EBITDA
--------------------
($ MMs)

[Graph]

        EBITDA      Revenues
        ------      --------
1Q 00   (8.9)         21.2
2Q 00   (4.5)         23.8
3Q 00   (5.6)         24.0
4Q 00  (10.1)         22.8*
1Q 01   (7.0)         27.7

* SAB 101 adopted 4Q 00

PCS Operating Strategy
----------------------

o  Own and control licenses, network, distribution channels and brand

o  Focus on in-region market niche with localized marketing
   -  Intra-regional "one-rate" plans (88-94% of subscribers)
   -  National "one-rate" (6-12% of subscribers)

o  Expand robust digital CDMA PCS network

o  Emphasize customer service via consolidated selling effort and single bill

o  Target attractive markets
   -  Individual - convenience users in the 25-45 age group
   -  Business - regional small to medium sized businesses

o  Wholesale Provider of Wireless Network
   -  Sprint/Horizon Agreement

Wireline Overview
------------------
100% digital platform with best-in-class equipment


            CLEC
            ----
o  23,738 business access lines
o  9 markets; 11 COs
o  Interconnection agreements in
   VA, WV and TN with Sprint and
   Verizon


       Internet                      ILEC
       --------                      ----
o  63,714 customers       o  51,823 residential/business
o  2,046 DSL Customers       access lines
o  60 markets             o  Leading ILEC service provider in VA
o  Dial-up access
o  DSL in 16 markets

Integrated CLEC Operating Strategy
----------------------------------

o  Hybrid facilities-based/ "smart-build" strategy
   -  Leverage our fiber optic network and ILEC switching platform
   -  Remote switching in COs

o  Target businesses through a direct sales strategy

o  Bundle local service with long distance, DSL and digital PCS
   -  PCS service emphasized

o  Leverage local brand name recognition and strong customer service

o  Focus on long-term, sustainable revenues

Pro Forma CLEC Statistics
-------------------------

Business Access Lines
---------------------
($000s)

[Graph]

       NTELOS       R&B
       Lines       Lines        Total
       ------      -----        -----
1Q 00    8.9        4.4         13.3
2Q 00   12.4        5.0         17.4
3Q 00   13.2        5.0         18.2
4Q 00   14.6        5.9         20.5
1Q 01   16.8        7.0         23.8
2001E*  30.5        2.0      30.5 - 32.5

* 2001 Guidance Range

Revenues and EBITDA
-------------------
($000s)

[Graph]

       EBITDA        Revenues
       ------        --------
1Q 00   (204)         2,313
2Q 00   (319)         2,596
3Q 00     91          3,257
4Q 00     64          3,627
1Q 01    849          4,817

Favorable ILEC Regulatory Environment
-------------------------------------

o  No competition in ILEC markets to date, despite deregulation

o  ILEC operates under small company status, which is lightly regulated

o Virginia State Corporation Commission has taken a progressive stance on supporting the value of rural telephone companies and the role they play in economic development in these regions

o  Process for rate increases is less cumbersome than for large telcos

Pro Forma ILEC Statistics
-------------------------

Access Lines
------------
(000s)

[Graph]

       NTELOS      R&B
       Lines      Lines    Total
       ------     -----    -----
1Q 00   38.3      12.3      50.6
2Q 00   39.1      12.3      51.4
3Q 00   39.4      12.3      51.7
4Q 00   39.7      12.3      52.0
1Q 01   40.2      11.6      51.8
2001E*                      54.0

* Guidance 2001


Revenues and EBITDA
-------------------
(mm)

[Graph]

        EBITDA    Revenues
        ------    --------
1Q 00     6.4      10.2
2Q 00     6.0      10.2
3Q 00     6.2      10.2
4Q 00     6.8      10.6
1Q 01     7.1      11.0

Internet Operating Strategy
---------------------------

o  Broad product offering of fast and reliable services
   -  Offers local dial-up, dedicated and discounted bundled services
   -  All digital network
   -  Web hosting available
   -  Low modem-to-customer ratio (9:1)

o  24/7 customer care

o  High speed data services
   -  Aggressive rollout strategy
   -  DSL: offered in a growing number of markets in four states
   -  Wireless spectrum: LMDS (1.3MM POPs), MMDS (850,000) households

Pro Forma Internet Statistics
------------------------------


Subscribers
-----------
(000s)

[Graph]

          Total
          ------
1Q 00      56.6
2Q 00      59.3
3Q 00      59.7
4Q 00      62.9
1Q 01      65.8
2001E*  69.9 - 71.4

* 2001 Guidance Range


Revenues and EBITDA
-------------------
(000s)

[Graph]

        EBITDA       Revenues
        -------      --------
1Q 00    (319)         3,203
2Q 00    (186)         3,552
3Q 00    (122)         3,655
4Q 00    (173)         3,804
1Q 01      68          4,229

Extensive Retail Distribution
------------------------------

o  Company-owned retail stores
   -  44 current
   -  60 by end-of-year 2001

o  Direct Sales Force
   -  223 retail representatives
   -  60 account executives

o  Indirect Sales
   -  350 agent locations

o  Inside Sales

Photo of retail center.

When Quality Matters
--------------------

Hospitals
-----------
o  Augusta Health Care
   -  PRI CLEC Service

o  Rockingham Memorial Hospital
   -  PRI CLEC Service
   -  Private Fiber Network
   -  100 meg Circuit
   -  PCS

o  Genesis (1)
   -  PRI CLEC Service
   -  Private Fiber Network

(1) Services contracted to begin in early 2001

Colleges and Universities
-------------------------

o  James Madison University
   -  PRI Service
   -  100 meg Circuits
   -  PCS

o  Eastern Mennonite University
   -  PRI Service
   -  PCS

o  Mary Baldwin College
   -  PRI Service

o  Bridgewater College
   -  T-1 Internet Service
   -  PRI Service

o  Liberty University
   -  PRI Service
   -  PCS

Pro Forma Historical Financial Statistics/2001 Guidance
-------------------------------------------------------

Revenues
---------
($MM)
[Graph]
                      Wireline/
        PCS            Other
        ---          ---------
1995       -           44.3
1996       -           48.6
1997    11.3           53.1
1998    36.0           60.9
1999    66.8           75.3
2000    91.8           87.7

* 2001 Guidance: Annualized 4Q01 run-rate for PCS Revenues of $35 to $37MM and Wireline Revenues of $24MM.

EBITDA
-------
($MM)
[Graph]
                     Wireline/
        PCS            Other
        ---          ---------
1995       -           26.2
1996   (14.9)          29.8
1997   (28.0)          34.9
1998   (30.5)          39.8
1999   (28.6)          37.6
2000   (29.1)          34.3

2001 Guidance: PCS EBITDA approaching breakeven 3Q01 down again slightly 4Q01. Wireline EBITDA just over $9MM 4Q01 Run-Rate

Capital Expenditures
--------------------
($MM)
[Graph]
                       Wireline/
        PCS             Other
        ---            ---------
1995    7.3              15.2
1996    98.1             21.0
1997    68.1             22.2
1998    63.6             20.8
1999    61.5             43.6
2000    77.3             37.0
2001E*  70.0             30.0

* 2001 Guidance: Total CAPEX $90 to $100MM; PCS CAPEX of $60-$70MM

Investment Highlights
----------------------

o  Transactions solidify position as regional PCS / ICP powerhouse

o  Region's first and largest PCS provider utilizing CDMA technology

o  Established, local CLEC and ILEC presence provides stable revenues

o  Internet growth increases bundled service offerings

o  Significant liquidity and financial flexibility

        -  Positive EBITDA
        -  $250MM of new preferred stock
        -  $150MM available at closing under senior credit facility
        -  $100MM+ in non-core assets available for sale

o  Strong Financial Sponsor

   -  Welsh Carson Anderson & Stowe

o  Experienced management team

Forward-Looking Statements
-----------------------------

The Company wishes to caution readers that forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in reports filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NTELOS Inc.
                                       (Registrant)


                                       By:   /s/ Michael B. Moneymaker
                                       -----------------------------------------
                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                       Officer, Treasurer and Secretary


Date: May 17, 2001